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                           JPMORGAN U.S. EQUITY FUNDS

                          JPMORGAN EQUITY INCOME FUND
                               ALL SHARE CLASSES

                       SUPPLEMENT DATED NOVEMBER 1, 2002
                     TO THE PROSPECTUSES DATED MAY 1, 2002

    The information under the heading "The Portfolio Managers" in each Prospectus for the JPMorgan Equity Income Fund is hereby deleted in its entirety and replaced with the following:

    The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of the adviser, and Clare Hart, Vice President of the adviser. Mr. Simon has worked with various affiliates of the adviser since 1980 and has been a portfolio manager since 1986. He is currently the Chief Investment Officer and a Director of Robert Fleming Inc. Ms. Hart has worked as an investment analyst covering the financial services sector and co-covering the energy and utilities sectors since joining the adviser in 1999. Prior to that, Ms. Hart served as an equity research associate covering Real Estate Investment Trusts for Salomon Smith Barney and is a CPA.

                                                                   SUP-EIPR-1102